Exhibit 99.1

Shake Shack Announces Third Quarter 2025 Financial Results
▪Total revenue of $367.4 million, up 15.9% versus 2024, including $352.8 million of Shack sales and $14.6 million of Licensing revenue.
▪System-wide sales of $571.5 million, up 15.4% versus 2024.
▪Same-Shack sales up 4.9% versus 2024.
▪Operating income of $18.5 million versus operating loss of $18.0 million in 2024.
•Restaurant-level profit(1) of $80.6 million, or 22.8% of Shack sales.
▪Net income of $13.7 million versus net loss of $11.1 million in 2024.
•Adjusted EBITDA(1) of $54.1 million, up 18.2% versus 2024.
▪Net income attributable to Shake Shack Inc. of $12.5 million, or earnings of $0.30 per diluted share.
•Adjusted pro forma net income(1) of $15.9 million, or earnings of $0.36 per fully exchanged and diluted share.
▪Opened 13 new Company-operated Shacks and seven new licensed Shacks.
NEW YORK, NY (Business Wire) — October 30, 2025 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the third quarter of 2025 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q3 2025 Shake Shack Shareholder Letter.

Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Robert Lynch, Chief Executive Officer, and Katherine Fogertey, Chief Financial Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until November 6, 2025 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13756073.

The live audio webcast of the conference call will be accessible in the Events & Presentations section of the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.

(1)Restaurant-level profit, Adjusted EBITDA and Adjusted pro forma net income are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1
About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to over 630 locations system-wide, including over 405 in 34 U.S. States and the District of Columbia, and over 225 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Meg Davis, Shake Shack
mcastranova@shakeshack.com
Investor Relations:
Alison Sternberg, Head of Investor Relations
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from Company-operated Shacks and licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from licensed Shacks, as well as certain up-front fees, such as territory fees, opening fees, and termination fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Restaurant-level profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Restaurant-level profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense, and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, Impairments, loss on disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly reflected to its core operations and may not be indicative of its recurring business operations.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	September 24 2025	December 25 2024
ASSETS
Current assets:
Cash and cash equivalents	$357,757	$320,714
Accounts receivable, net	20,612	19,687
Inventories	6,311	6,014
Prepaid expenses and other current assets	30,097	21,801
Total current assets	414,777	368,216
Property and equipment, net of accumulated depreciation of $529,577 and $457,186, respectively.	598,092	551,600
Operating lease assets	468,087	424,611
Deferred income taxes, net	334,978	341,586
Other assets	11,251	10,958
TOTAL ASSETS	$1,827,185	$1,696,971
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$23,562	$23,609
Accrued expenses	93,945	63,005
Accrued wages and related liabilities	25,946	25,422
Operating lease liabilities, current	60,671	55,739
Other current liabilities	21,226	19,538
Total current liabilities	225,350	187,313
Long-term debt	247,469	246,683
Long-term operating lease liabilities	540,248	494,499
Liabilities under tax receivable agreement, net of current portion	247,825	247,017
Other long-term liabilities	31,056	27,833
Total liabilities	1,291,948	1,203,345
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of September 24, 2025 and December 25, 2024.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 40,253,444 and 40,068,068 shares issued and outstanding as of September 24, 2025 and December 25, 2024, respectively.	40	40
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,434,789 and 2,455,713 shares issued and outstanding as of September 24, 2025 and December 25, 2024, respectively.	2	2
Additional paid-in capital	448,096	442,993
Retained earnings	60,878	26,984
Accumulated other comprehensive loss	(1)	(1)
Total stockholders' equity attributable to Shake Shack Inc.	509,015	470,018
Non-controlling interests	26,222	23,608
Total equity	535,237	493,626
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,827,185	$1,696,971

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(UNAUDITED)
(in thousands, except per share amounts)

	Thirteen Weeks Ended				Thirty-Nine Weeks Ended
	September 24 2025		September 25 2024		September 24 2025		September 25 2024
Shack sales	$352,846	96.0%	$304,897	96.2%	$1,005,908	96.3%	$890,929	96.4%
Licensing revenue	14,565	4.0%	12,027	3.8%	38,867	3.7%	32,995	3.6%
TOTAL REVENUE	367,411	100.0%	316,924	100.0%	1,044,775	100.0%	923,924	100.0%
Shack-level operating expenses(1):
Food and paper costs	103,461	29.3%	86,056	28.2%	286,119	28.4%	251,362	28.2%
Labor and related expenses	88,033	24.9%	85,523	28.0%	262,759	26.1%	253,646	28.5%
Other operating expenses	53,779	15.2%	45,564	14.9%	152,809	15.2%	131,373	14.7%
Occupancy and related expenses	26,995	7.7%	23,608	7.7%	77,219	7.7%	69,022	7.7%
General and administrative expenses	44,381	12.1%	35,691	11.3%	125,692	12.0%	107,948	11.7%
Depreciation and amortization expense	27,079	7.4%	25,722	8.1%	80,167	7.7%	76,659	8.3%
Pre-opening costs	4,625	1.3%	3,662	1.2%	12,798	1.2%	10,429	1.1%
Impairments, loss on disposal of assets, and Shack closures	510	0.1%	29,086	9.2%	3,448	0.3%	30,657	3.3%
TOTAL EXPENSES	348,863	95.0%	334,912	105.7%	1,001,011	95.8%	931,096	100.8%
INCOME (LOSS) FROM OPERATIONS	18,548	5.0%	(17,988)	(5.7)%	43,764	4.2%	(7,172)	(0.8)%
Other income, net	3,103	0.8%	3,504	1.1%	8,924	0.9%	10,010	1.1%
Interest expense	(504)	(0.1)%	(498)	(0.2)%	(1,615)	(0.2)%	(1,533)	(0.2)%
INCOME (LOSS) BEFORE INCOME TAXES	21,147	5.8%	(14,982)	(4.7)%	51,073	4.9%	1,305	0.1%
Income tax expense (benefit)	7,436	2.0%	(3,873)	(1.2)%	14,366	1.4%	(182)	—%
NET INCOME (LOSS)	13,711	3.7%	(11,109)	(3.5)%	36,707	3.5%	1,487	0.2%
Less: Net income (loss) attributable to non-controlling interests	1,210	0.3%	(898)	(0.3)%	2,813	0.3%	(10)	—%
NET INCOME (LOSS) ATTRIBUTABLE TO SHAKE SHACK INC.	$12,501	3.4%	$(10,211)	(3.2)%	$33,894	3.2%	$1,497	0.2%
Earnings (Loss) per share of Class A common stock:
Basic	$0.31		$(0.26)		$0.84		$0.04
Diluted	$0.30		$(0.26)		$0.81		$0.03
Weighted-average shares of Class A common stock outstanding:
Basic	40,250		40,010		40,199		39,758
Diluted	41,874		40,010		41,852		44,163
(1)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Thirty-Nine Weeks Ended
	September 24 2025	September 25 2024
OPERATING ACTIVITIES
Net income (including amounts attributable to non-controlling interests)	$36,707	$1,487
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	80,167	76,659
Amortization of debt issuance costs	786	786
Amortization of cloud computing assets	1,676	1,577
Non-cash operating lease cost	64,489	57,484
Equity-based compensation	14,173	11,539
Deferred income taxes	9,238	(4,122)
Non-cash interest	31	(123)
Net amortization of discount on held-to-maturity securities	—	(440)
Impairments, loss on disposal of assets, and Shack closures	3,448	28,703
Changes in operating assets and liabilities:
Accounts receivable	(925)	104
Inventories	(297)	258
Prepaid expenses and other current assets	(4,134)	(3,781)
Other assets	(4,634)	(2,489)
Accounts payable	(610)	(3,907)
Accrued expenses	22,078	10,123
Accrued wages and related liabilities	524	1,016
Other current liabilities	(1,377)	(1,385)
Operating lease liabilities	(65,713)	(49,159)
Other long-term liabilities	3,592	1,742
NET CASH PROVIDED BY OPERATING ACTIVITIES	159,219	126,072
INVESTING ACTIVITIES
Purchases of property and equipment	(106,697)	(100,801)
Maturities of held-to-maturity marketable securities	—	69,420
NET CASH USED IN INVESTING ACTIVITIES	(106,697)	(31,381)
FINANCING ACTIVITIES
Payments on principal of finance leases	(4,013)	(2,921)
Deferred financing costs	(10)	—
Distributions paid to non-controlling interest holders	(1,758)	(208)
Payments under tax receivable agreement	(37)	—
Net proceeds from stock option exercises	123	795
Employee withholding taxes related to net settled equity awards	(9,784)	(6,146)
NET CASH USED IN FINANCING ACTIVITIES	(15,479)	(8,480)
Effect of exchange rate changes on cash and cash equivalents	—	1
INCREASE IN CASH AND CASH EQUIVALENTS	37,043	86,212
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	320,714	224,653
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$357,757	$310,865

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the condensed consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses the following non-GAAP financial measures: Restaurant-level profit, Restaurant-level profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share (collectively the "non-GAAP financial measures").
Restaurant-Level Profit
Restaurant-level profit is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Restaurant-level profit and Restaurant-level profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Restaurant-level profit and Restaurant-level profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Restaurant-level profit and Restaurant-level profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Restaurant-level profit and Restaurant-level profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Restaurant-level profit and Restaurant-level profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Restaurant-level profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Restaurant-level profit and Restaurant-level profit margin should be reviewed in conjunction with the Company's GAAP financial results.

Exhibit 99.1
A reconciliation of Restaurant-level profit to Income (loss) from operations, the most directly comparable GAAP financial measure, is set forth below.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(dollar amounts in thousands)	September 24 2025	September 25 2024	September 24 2025	September 25 2024
Income (loss) from operations	$18,548	$(17,988)	$43,764	$(7,172)
Less:
Licensing revenue	14,565	12,027	38,867	32,995
Add:
General and administrative expenses	44,381	35,691	125,692	107,948
Depreciation and amortization expense	27,079	25,722	80,167	76,659
Pre-opening costs	4,625	3,662	12,798	10,429
Impairments, loss on disposal of assets, and Shack closures	510	29,086	3,448	30,657
Adjustment:
Employee benefit charges(1)	—	8	—	453
Restaurant-level profit	$80,578	$64,154	$227,002	$185,979

Total revenue	$367,411	$316,924	$1,044,775	$923,924
Less: Licensing revenue	14,565	12,027	38,867	32,995
Shack sales	$352,846	$304,897	$1,005,908	$890,929

Restaurant-level profit margin(2)	22.8%	21.0%	22.6%	20.9%
(1)Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.
(2)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA, a non-GAAP measure, is defined as Net income before interest expense (net of interest income), Income tax expense and Depreciation and amortization expense. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, Impairments, loss on the disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures.

Exhibit 99.1
A reconciliation of EBITDA and adjusted EBITDA to Net income (loss), the most directly comparable GAAP measure, is set forth below.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(dollar amounts in thousands)	September 24 2025	September 25 2024	September 24 2025	September 25 2024
Net income (loss)	$13,711	$(11,109)	$36,707	$1,487
Depreciation and amortization expense	27,079	25,722	80,167	76,659
Interest expense, net	472	442	1,495	810
Income tax expense (benefit)	7,436	(3,873)	14,366	(182)
EBITDA	$48,698	$11,182	$132,735	$78,774

Equity-based compensation	4,423	4,158	14,173	11,539
Amortization of cloud-based software implementation costs	510	529	1,676	1,577
Impairments, loss on disposal of assets, and Shack closures	510	29,086	3,448	30,657
Legal settlements(1)	—	—	983	—
Severance	—	—	379	—
Restatement costs(2)	—	1	354	1,600
CEO transition costs	—	53	35	641
Employee benefit charges(3)	—	8	—	453
Other(4)	—	774	3	3,644
Adjusted EBITDA	$54,141	$45,791	$153,786	$128,885

Adjusted EBITDA margin(5)	14.7%	14.4%	14.7%	13.9%
(1)Expenses incurred to establish accruals related to the settlements of legal matters.
(2)Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(3)Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.
(4)Expenses incurred for professional fees related to non-recurring matters.
(5)Calculated as a percentage of Total revenue, which was $367.4 million and $1,044.8 million for the thirteen and thirty-nine weeks ended September 24, 2025, respectively, and $316.9 million and $923.9 million for the thirteen and thirty-nine weeks ended September 25, 2024, respectively.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings Per Fully Exchanged and Diluted Share
Adjusted pro forma net income represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma earnings per fully exchanged and diluted share is calculated by dividing adjusted pro forma net income by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net income (loss) attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should not be considered alternatives to Net income (loss) and earnings (loss) per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net income (loss) attributable to Shake Shack Inc. Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results.

Exhibit 99.1
A reconciliation of adjusted pro forma net income to Net income (loss) attributable to Shake Shack Inc., the most directly comparable GAAP measure, and the computation of adjusted pro forma earnings per fully exchanged and diluted share are set forth below.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(in thousands, except per share amounts)	September 24 2025	September 25 2024	September 24 2025	September 25 2024
Numerator:
Net income (loss) attributable to Shake Shack Inc.	$12,501	$(10,211)	$33,894	$1,497
Adjustments:
Reallocation of Net income (loss) attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	1,210	(898)	2,813	(10)
Impairment charge and Shack closures(2)	(44)	28,157	1,904	28,157
Legal settlements(3)	—	—	983	—
Severance	—	—	379	—
Restatement costs(4)	—	1	354	1,600
CEO transition costs	—	53	35	641
Employee benefit charges(5)	—	8	—	453
Other(6)	—	774	3	3,644
Tax impact of above adjustments(7)	2,187	(6,725)	1,363	(7,054)
Adjusted pro forma net income	$15,854	$11,159	$41,728	$28,928

Denominator:
Weighted average shares of Class A common stock outstanding—diluted	41,874	40,010	41,852	44,163
Adjustments:
Assumed exchange of weighted average LLC Interests for shares of Class A common stock(1)	2,437	2,466	2,443	—
Dilutive effect of equity awards	—	278	—	—
Dilutive effect of convertible notes	—	1,467	—	—
Adjusted pro forma fully exchanged weighted average shares of Class A common stock outstanding—diluted	44,311	44,221	44,295	44,163

Adjusted pro forma earnings per fully exchanged share—diluted	$0.36	$0.25	$0.94	$0.66

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	September 24 2025	September 25 2024	September 24 2025	September 25 2024
Earnings (loss) per share of Class A common stock—diluted	$0.30	$(0.26)	$0.81	$0.03
Assumed exchange of weighted average LLC Interests for shares of Class A common stock(1)	0.01	—	0.02	—
Non-GAAP adjustments(8)	0.05	0.52	0.11	0.63
Dilutive effect of convertible notes	—	(0.01)	—	—
Adjusted pro forma earnings per fully exchanged share—diluted	$0.36	$0.25	$0.94	$0.66
(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income (loss) attributable to non-controlling interests.
(2)Expenses incurred related to Shack closures during fiscal 2024 and fiscal 2025 and impairment expenses incurred during fiscal 2025.
(3)Expenses incurred to establish accruals related to the settlements of legal matters.
(4)Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(5)Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.

Exhibit 99.1
(6)Expenses incurred for professional fees related to non-recurring matters.
(7)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 24.9% and 23.8% for the thirteen and thirty-nine weeks ended September 24, 2025, respectively, and 20.4% and 19.2% for the thirteen and thirty-nine weeks ended September 25, 2024, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(8)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted pro forma net income above, for additional information.